SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)
                        May 30, 1996


RESIDENTIAL ASSET SECURITIES CORPORATION (as company under a Pooling and Servicing Agreement dated as of May
1, 1996 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1996-KS2)


           Residential Asset Securities Corporation
  (Exact name of registrant as specified in its charter)

DELAWARE               33-56893           51-0362653
(State or Other
Jurisdiction       (Commission       (I.R.S. Employer
of Incorporation)  File Number)     Identification No.)



 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota
55437
 (Address of Principal                                         (Zip
Code)
 Executive Offices)


Registrant's telephone number, including area code, is
(612) 832-7000




Item 7.       Financial Statements, Pro Forma Financial
Information and Exhibits.

              (a)    Not applicable

              (b)    Not applicable

              (c)    Exhibits:

              1. Pooling and Servicing Agreement, dated as of May 1, 1996 among Residential Asset Securities
Corporation as seller, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.

                                 SIGNATURES

              Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 RESIDENTIAL ASSET
                                 SECURITIES CORPORATION


                               By:/s/William E. Waldusky
                               Name: William E. Waldusky
                              Title: Vice President


Dated: May 30, 1996


                                 SIGNATURES

              Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             RESIDENTIAL ASSET
                             SECURITIES CORPORATION


                             By:/s/  William E. Waldusky
                           Name:  William E. Waldusky
                          Title: Vice President


Dated: May 30, 1996




                                  EXHIBITS